Exhibit 99.2
Levitt Corporation
Consolidated Statements of Financial Condition — Unaudited
(In thousands, except share data)

	June 30,	December 31,
	2007	2006
Assets
Cash and cash equivalents	$61,618	48,391
Restricted cash	545	1,397
Inventory of real estate	776,211	822,040
Assets held for sale	71,380	48,022
Investment in Bluegreen Corporation	109,658	107,063
Property and equipment, net	36,351	32,377
Other assets	40,822	31,376

Total assets	$1,096,585	1,090,666

Liabilities and Shareholders’ Equity

Accounts payable, accrued liabilities and other	$80,092	84,324
Customer deposits	26,296	42,571
Current income tax payable	—	3,905
Liabilities related to assets held for sale	48,763	27,965
Notes and mortgage notes payable	569,041	503,610
Junior subordinated debentures	85,052	85,052

Total liabilities	809,244	747,427

Shareholders’ equity:
Preferred stock, $0.01 par value
Authorized: 5,000,000 shares
Issued and outstanding: no shares	—	—
Common stock, Class A, $0.01 par value
Authorized: 50,000,000 shares
Issued and outstanding: 18,616,665 and 18,609,024 shares, respectively	186	186
Common stock, Class B, $0.01 par value
Authorized: 10,000,000 shares
Issued and outstanding: 1,219,031 and 1,219,031 shares, respectively	12	12
Additional paid-in capital	186,081	184,401
Retained earnings	98,972	156,219
Accumulated other comprehensive income	2,090	2,421

Total shareholders’ equity	287,341	343,239

Total liabilities and shareholders’ equity	$1,096,585	1,090,666

Levitt Corporation
Consolidated Statements of Operations — Unaudited
(In thousands, except per share data)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2007	2006	2007	2006
Revenues:
Sales of real estate	$125,364	130,658	266,662	256,201
Other revenues	2,476	2,556	4,973	4,507

Total revenues	127,840	133,214	271,635	260,708

Costs and expenses:
Cost of sales of real estate	171,594	105,652	284,502	207,707
Selling, general and administrative expenses	33,609	31,012	66,515	57,767
Other expenses	413	1,923	895	2,549

Total costs and expenses	205,616	138,587	351,912	268,023

Earnings from Bluegreen Corporation	1,357	2,152	3,101	2,103
Interest and other income	3,299	2,129	5,641	3,018

Loss before income taxes	(73,120)	(1,092)	(71,535)	(2,194)
Benefit for income taxes	15,033	355	14,424	797

Net loss	$(58,087)	(737)	(57,111)	(1,397)

Loss per common share:
Basic	$(2.93)	(0.04)	(2.88)	(0.07)
Diluted	$(2.93)	(0.04)	(2.88)	(0.07)

Weighted average common shares outstanding:
Basic	19,828	19,823	19,827	19,822
Diluted	19,828	19,823	19,827	19,822

Dividends declared per common share:
Class A common stock	$—	0.02	0.02	0.04
Class B common stock	$—	0.02	0.02	0.04

LEVITT CORPORATION
Summary of Selected Financial Data (unaudited)
(Dollars in thousands, except share and per share data)

	As of or for the
	Six Months Ended		As of or for the Three Months Ended
	6/30/2007	6/30/2006	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
Consolidated Operations:
Revenues from sales of real estate	$266,662	256,201	125,364	141,298	178,946	130,939	130,658
Cost of sales of real estate	284,502	207,707	171,594	112,908	170,734	104,520	105,652

Margin (a)	$(17,840)	48,494	(46,230)	28,390	8,212	26,419	25,006
Earnings from Bluegreen Corporation	$3,101	2,103	1,357	1,744	658	6,923	2,152
Selling, general and administrative expenses	$66,515	57,767	33,609	32,906	31,194	32,190	31,012
Net (loss) income	$(57,111)	(1,397)	(58,087)	976	(10,740)	2,973	(737)
Basic (loss) earnings per share	$(2.88)	(0.07)	(2.93)	0.05	(0.54)	0.15	(0.04)
Diluted (loss) earnings per share (b)	$(2.88)	(0.07)	(2.93)	0.05	(0.54)	0.15	(0.04)
Weighted average shares outstanding — basic	19,827	19,822	19,828	19,826	19,825	19,824	19,823
Weighted average shares outstanding — diluted	19,827	19,822	19,828	19,837	19,825	19,831	19,823
Dividends declared per common share	$0.02	0.04	—	0.02	0.02	0.02	0.02

Key Performance Ratios:
S, G & A expense as a percentage of total revenues	24.5%	22.2%	26.3%	22.9%	17.2%	24.2%	23.3%
Return on average shareholders’ equity, trailing 12 mos. (d)	(20.4)%	5.2%	(20.4)%	(2.2)%	(2.6)%	2.9%	5.2%
Ratio of debt to shareholders’ equity	227.6%	145.3%	227.6%	185.4%	171.5%	164.8%	145.3%
Ratio of debt to total capitalization	69.5%	59.2%	69.5%	65.0%	63.2%	62.2%	59.2%
Ratio of net debt to total capitalization	62.9%	50.7%	62.9%	58.8%	58.0%	55.3%	50.7%

Consolidated Balance Sheet Data:
Cash and cash equivalents	$61,618	73,306	61,618	60,550	48,391	65,231	73,306
Inventory of real estate	776,211	754,655	776,211	844,598	822,040	845,565	754,655
Investment in Bluegreen Corporation	109,658	97,555	109,658	108,615	107,063	106,045	97,555
Total assets	1,096,585	1,018,416	1,096,585	1,129,487	1,090,666	1,116,596	1,018,416
Total debt	654,093	506,785	654,093	639,190	588,662	582,374	506,785
Total liabilities	809,244	669,679	809,244	784,715	747,427	763,264	669,679
Shareholders’ equity	287,341	348,737	287,341	344,772	343,239	353,332	348,737

Homebuilding Division (e):
Revenues from sales of real estate	$257,822	234,849	123,653	134,169	143,233	122,637	116,574
Cost of sales of real estate	278,609	193,858	171,006	107,603	147,132	99,069	97,361

Margin (a)	$(20,787)	40,991	(47,353)	26,566	(3,899)	23,568	19,213
Margin percentage (c)	(8.1)%	17.5%	(38.3)%	19.8%	(2.7)%	19.2%	16.5%
Gross orders (units)	763	1,008	478	285	204	308	423
Gross orders ($)	$209,284	294,884	122,425	86,859	58,163	88,032	119,611
Cancellations (units)	313	170	187	126	122	112	91
Net orders (units)	450	838	291	159	82	196	332
Construction starts	489	922	235	254	277	483	532
Homes delivered	741	831	379	362	426	403	392
Average closing price of homes delivered (h)	$333	283	326	340	336	304	297
Backlog of homes (units)	957	1,799	957	1,045	1,248	1,592	1,799
Backlog of homes ($)	$297,832	609,167	297,832	359,029	438,240	554,589	609,167

Land Division (f):
Revenues from sales of real estate (i)	$2,694	21,358	1,917	777	40,118	8,302	14,086
Cost of sales of real estate (i)	555	12,737	483	72	25,165	4,760	7,718

Margin (a) (i)	$2,139	8,621	1,434	705	14,953	3,542	6,368
Margin percentage (c) (i)	79.4%	40.4%	74.8%	90.7%	37.3%	42.7%	45.2%
Acres sold	1	105	1	—	237	29	49
Inventory of real estate (acres) (g) (j)	6,870	7,138	6,870	6,871	6,871	7,109	7,138
Inventory of real estate ($)	$204,611	152,470	204,611	195,394	176,356	183,199	152,470
Backlog of land (acres) — Third parties	98	84	98	74	74	69	84
Backlog of land ($) — Third parties	$29,013	15,387	29,013	21,124	21,124	20,281	15,387

(a)	Margin is calculated as sales of real estate minus cost of sales of real estate. Homebuilding Division impairment charges included in cost of sales for the quarters ended June 30, 2006; December 31, 2006; March 31, 2007 and June 30, 2007 total $4.7 million, $34.3 million, $282,000 and $63.0 million, respectively.

(b)	Diluted earnings (loss) per share takes into account the dilution in earnings (loss) we recognize from Bluegreen as a result of outstanding securities issued by Bluegreen that enable the holders thereof to acquire shares of Bluegreen’s common stock. In addition, it takes into account the dilutive effect of the Company’s stock options and restricted stock using the treasury stock method, if the Company had net income during the period indicated.

(c)	Margin percentage is calculated by dividing margin by sales of real estate.

(d)	Calculated by dividing net income (loss) by average shareholders’ equity. Average shareholders’ equity is calculated by averaging the equity balance at the end of the current period with the equity balance at the end of the same period in the prior year.

(e)	Backlog includes all homes subject to sales contracts.

(f)	Land sales to the Homebuilding Division represent $15.5 million of the total revenues and $4.6 million of margin from sales of real estate for the three months ended December 31, 2006. There were no land sales to the Homebuilding Division during 2005. These inter-segment transactions are eliminated in consolidation.

(g)	Estimated net saleable acres (subject to final zoning, permitting, and other governmental regulations / approvals).

(h)	Average sales price of homes delivered for the six months ended June 30, 2007 and three months ended March 31, 2007 exclude homebuilding land sales of $11.1 million. Cost of sales also total $11.1 million as this sale was fully reserved for in prior quarters.

(i)	Consists of land sales, look back fees and revenue recognition of previously deferred revenue associated with percentage of completion accounting.

(j)	Includes approximately 51 acres related to assets held for sale as of June 30, 2007.

LEVITT CORPORATION
Homebuilding Communities — Lot Inventory
As of: 6/30/07

		Sales	Planned	Closed		Sold	Net Units
Community	Location	Started	Units (a)	Units	Inventory	Backlog	Available
ACTIVE ADULT
Cascades — Estero	Ft. Myers, FL	2002	614	612	2	—	2
Cascades — Sarasota	Sarasota, FL	2003	453	356	97	19	78
Cascades — Groveland	Groveland, FL	2005	999	220	779	52	727
Cascades — River Hall	Ft. Myers, FL	2005	570	83	487	28	459
Cascades — Southern Hills	Brooksville, FL	2005	925	20	905	28	877
Cascades — World Golf Village	St. John's County, FL	2005	444	209	235	68	167
Seasons — Laurel Canyon	Canton, GA	2005	724	152	572	92	480
Seasons — Tradition (b)	Port St. Lucie, FL	2005	1,200	44	1,156	123	1,033
Seasons — Lake Lanier	Cobb County, GA	2006	722	14	708	87	621
Seasons — Prince Creek	South Carolina	2006	460	59	401	118	283
Seasons — Seven Hills	Cobb County, GA	2006	730	—	730	9	721

Total Actively Selling Communities			7,841	1,769	6,072	624	5,448

Cascades — Grand Landings	Palm Coast, FL	2008 Q3*	416	—	416	—	416
Cascades — Bonita Springs	Bonita Springs, FL	2009 Q1*	445	—	445	—	445

Total Currently in Development			861	—	861	—	861

TOTAL ACTIVE ADULT INVENTORY			8,702	1,769	6,933	624	6,309

FAMILY
Avalon Park	Orlando, FL	2002	806	802	4	3	1
Hartwood Reserve	Clermont, FL	2004	325	272	53	23	30
Riomar	Sarasota, FL	2004	154	93	61	40	21
Jesup Reserve	Orlando, FL	2005	346	43	303	35	268
San Simeon I & II	Ft. Myers, FL	2005	469	86	383	34	349
Turtle Creek	Orlando, FL	2006	433	2	431	61	370
Various	Memphis, TN	Various	2,018	1,036	982	137	845

Total Actively Selling Communities			4,551	2,334	2,217	333	1,884

Waterstone — Seven Hills	Cobb County, GA	2008 Q2*	510	—	510	—	510
Reserve at Sanford	Orlando, FL	2008 Q3*	129	—	129	—	129
Magnolia Walk — Tradition SC (b)	Jasper County, SC	2007 Q3*	503	—	503	—	503

Total Currently in Development			1,142	—	1,142	—	1,142

TOTAL FAMILY INVENTORY			5,693	2,334	3,359	333	3,026

TOTAL INVENTORY OWNED
Active Adult Communities			8,702	1,769	6,933	624	6,309
Family Communities			5,693	2,334	3,359	333	3,026

Total Properties Owned			14,395	4,103	10,292	957	9,335

PROPERTIES UNDER CONTRACT TO BE ACQUIRED(c)

Various			650	—	650	—	650

Active Adult Communities			650	—	650	—	650
Family Communities			—	—	—	—	—

Total Properties Under Contract			650	—	650	—	650

	Total Properties		15,045	4,103	10,942	957	9,985

*	Projected sales commencement date. Actual sales commencement date may be different.

(a)	Actual number of units may vary from original project plan due to engineering and architectural changes.

(b)	Acquired from Land Division.

(c)	There can be no assurance that current property contracts will be consummated.

LEVITT CORPORATION
Land Development Properties
As of: 6/30/07

							$ Book	Acres Under
			Non-	Net		Saleable	value per	Contract	Saleable
		Total	Saleable	Saleable	Closed	Acres	Saleable	to Third	Acres
Project	Location	Acres	Acres (a)	Acres (a)	Acres	Remaining (c)	Acre ($000)	Parties (b)	Available (d)
Currently in Development

Tradition, FL	St. Lucie County, FL	8,246	2,431	5,815	1,757	4,058	30	44	4,014

Tradition, SC	Jasper County, SC	5,390	2,417	2,973	161	2,812	29	54	2,758

Total Currently in
Development		13,636	4,848	8,788	1,918	6,870	$30	98	6,772

(a)	Actual saleable acres may vary from original plan due to changes in zoning, project design, or other factors.

(b)	There can be no assurance that current property contracts will be consummated.

(c)	Includes approximately 51 acres related to assets held for sale as of June 30, 2007.

(d)	Saleable acres available for sale are approved for the following mix of use:

	Acres	Residential	Commercial
Project	Available	Units*	Sq. Ft.
Tradition, FL	4,014	11,000	6,350,000
Tradition, SC	2,758	8,500	1,500,000

Total	6,772	19,500	7,850,000

*	Based on current plans for these communities. Management does not expect to utilize the full residential density allowed by the existing entitlements.

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